ACQUISITION	9 Months Ended
Sep. 30, 2012
Business Combinations [Abstract]
ACQUISITION

NOTE 3 ACQUISITION

On January 18, 2012 the Company completed the acquisition of 100% of the equity of Aviation Fuel International, Inc., a Florida corporation (“AFI”). AFI is a purchaser and reseller of aviation fuel for commercial and private aircraft. The consideration for the acquisition of AFI consisted of 7,400,000 shares of restricted common stock and a note payable in the amount of $1,000,000. As part of the acquisition, the Company recorded goodwill in the amount of $2,557,033. Various items contributed to the amount recorded as goodwill such as net present value of forecasted cash flows, current fuel sales contracts, and a non-compete agreement with the President of AFI who has highly valued contacts and experience in the industry.

Following is a pro-forma statement of operations for the nine months ended September 30, 2012 and 2011 as though the acquisition of AFI had occurred at the beginning of each period.

	For the Nine Months Ended
	September 30,
	2012	2011

NET SALES	$740,907	$4,540,255

COST OF SALES	566,925	4,275,990

GROSS MARGIN	173,982	264,265

Total Selling, General and
Administrative Expenses	6,907,605	291,265

LOSS FROM OPERATIONS	(6,733,623)	(27,000)

OTHER INCOME (EXPENSES)

Interest expense	(75,459)	—

Total Other Income (Expenses)	(75,459)	—

LOSS BEFORE INCOME TAXES	(6,809,082)	(27,000)

INCOME TAX EXPENSE	—	—

NET LOSS	$(6,809,082)	$(27,000)

BASIC AND DILUTED:
Net loss per common share	$(0.68)	$(0.05)

Weighted average shares outstanding	9,983,335	512,167